Exhibit 99.1

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Corporate Timeline

2003
2002
2002
2002
2001
2001
2000
2000
2000
1999
1999
1994
1987
Sanders Morris Mundy Inc., the predecessor company of Sanders Morris Harris, was formed.
Pinnacle Management & Trust and Harris Webb & Garrison were formed.
Pinnacle Global Group, Inc. formed through the combination of Harris Webb & Garrison, Pinnacle Management & Trust Company, TEI, Inc. and Spires Financial, with PGG emerging as the new public holding company.
The merger of Harris Webb & Garrison with Sanders Morris Mundy Inc. was completed, forming Sanders Morris Harris Inc, a wholly owned subsidiary of Pinnacle Global Group, Inc.
SMH acquired Blackford Securities.
Pinnacle Global Group, Inc. and SMH acquired Cummer/Moyers, now SMH Capital Advisors.
Pinnacle Global Group, Inc. acquired Kissinger Financial Services, Inc.
Pinnacle Global Group, Inc. became Sanders Morris Harris Group Inc.
SMH hired former Sutro & Co. institutional sales team.
SMHG adopted dividend policy and declared dividend for first quarter.
Douglas Noyes Division added to SMH Asset Management group.
SMHG acquired a 50% interest in Salient Partners.

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SMHG's Business Groups
2003 Contribution to Revenue

Interest & Dividends 4%
Proprietary Funds 3%
Retail 13%
Prime Brokerage 22%
Institutional 30%
Investment Banking 12%
Asset Management 16%

17

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Earnings
Pretax Income

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
-$20.0
In Millions
8.4
(1.1)
43.9
4.4
54.7
3.0
82.4
9.0
103.9
17.2
1999
2000
2001
2002
2003
Revenue
Pretax Income

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Three-year Trading Activity
Monthly Price & Volume

SMHG Monthly
4/16/04
13
12
11
10
9
8
7
6
5
4
3
Volume
©BigCharts.com
2
1.5
1
0.5
0
Millions
M J J A S O N D 02 F M A M J J A S O N D 03 F M A M J J A S O N D 04 F M A

19

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Exhibit 99.1

[LOGO]

SANDERS MORRIS HARRIS GROUP

A Diversified Financial Services Holding
Company Based in Houston, Texas

April 2004

Forward Looking Statements

Investor presentations may contain forward-looking statements about the operations, objectives, targets and strategies of SMHG. Forward-looking statements are typically identified by the words “expect”, “believe”, anticipate”, “intend”, “estimate” and other similar expressions.  These statements are subject to risks and uncertainties.  Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital markets activity, interest rates, and general economic conditions. This list is not exhaustive of the factors that may affect any of SMHG’s forward-looking statements. These and other factors should be considered carefully and you should not place undue reliance on SMHG’s forward looking statements.

Corporate Timeline

[CHART]

SMHG Strategy

•      Grow asset management business

•      Expand capital markets activities

•      Improve profitability of brokerage operations

•      Enhance personalized, high-end service

•      Pursue strategic acquisitions

2004 Internal Growth Drivers

•      Asset Management

•      SMH Prime Brokerage

•      Investment Banking and Related Private Equity Funds

Competitive Advantage

•      Debt-free and highly liquid balance sheet

•      Strong southwest regional presence with offices in key financial markets

•      Broad product mix provides opportunities for cross-platform marketing

•      Experienced management team

Operating Principles

•      Managed by founding entrepreneurs who have a significant portion of personal wealth invested in SMHG

•      Co-invest alongside our clients where appropriate to reinforce our convictions

•      Focus on industries we know very well

Strategic Acquisitions

•      Recent acquisitions expanded our menu of investment services

•      All were accretive to earnings in first year

Company	Acquired	Acquisition Price

Blackford Securities	Jun-00	$9.3 million in cash & stock

Cummer/Moyers	Oct-00	$5.9 million in stock

Kissinger Financial	Apr-01	$3.4 million in stock

Sutro & Co Institutional Division	Jan-02	$0

Douglas, Noyes & Co.	Apr-02	$0

Salient Partners	May-03	$2m cash + stock – up to 1.2m shares
(likely 300,000 - 400,000)

Charlotte Capital	Apr-04	$5.7m in cash

5 Operating Subsidiaries

•      Sanders Morris Harris

•      Salient/Pinnacle Trust Co.

•      SMH Capital Advisors

•      Charlotte Capital

•      Kissinger Financial

Sanders Morris Harris

•      Largest independent investment banking firm in the southwest based in Texas

•      Clients are institutions, hedge funds, high-net-worth individuals and corporations

•      Services include:

•      Corporate Finance (Investment Banking, Underwriting, Merchant Banking)

•      Retail & Independent Brokerage

•      Institutional Brokerage, Research, Trading

•      Investment Research

•      Fixed Income Brokerage

•      Proprietary Private Equity Funds

•      Prime Brokerage

•      Private Client

•      Market Making/Principal

Salient/ Pinnacle Trust Co.

•      Fee-based full service investment and trust manager

•      Trust and estate management, investment management, charitable trusts, retirement and financial planning, custodial services

•      Financial Advisory Services

•      Family Office Services

•      The Endowment Fund

SMH Capital Advisors Inc.

•      Fee-based investment manager

•      Specializing in fixed-income securities

•      High Yield

•      AAA

•      Balanced

•      High-Yield Fund Ranked Top Fixed-Income Manager by Investor Force Quarterly Market Review

Charlotte Capital

• Small-cap Institutional Value Manager Deep, absolute value

• Two products:	Small-cap value	$378mm
	Small-mid cap value	$22mm

• Five Year Top Quartile Performance Record for both Small-cap and Small-mid cap value product

Kissinger Financial Services, Inc.

•      Registered investment advisory and financial planning firm

•      Offers a broad range of investment planning services

•      Serves high-net-worth individuals

SMHG’s Business Segments

Capital Markets

Full Service Retail Brokerage

•      42 Brokers - average 15 years exp

•      SMH Partners -independent brokers

•      Offices:

Houston, Dallas/Ft. Worth,

New York, Jackson, Mississippi,

Tulsa, Oklahoma

•      Profitability:  6-10% of revenues

Investment Banking

•      Underwriting

•      Private Financings

•      Financial Advisory

•      Profitability:  40-50% of revenues

Prime Brokerage

•      For Hedge Funds:

Back Office, Financing

•      Profitability:  18-20% of revenues

Institutional Brokerage

•      Equity Research

•      Trading

•      Market Making

•      Fixed income

•      Offices:

Houston, Los Angeles,

New York, Denver,

San Francisco

•      Profitability:  7-10% of revenues

SMHG’s Business Segments

Asset Management

Asset Management

•      Trust Operations

•      Financial Planning

•      Money Management - $4.7 billion Assets

•      Equity - $3.7 billion

•      Fixed Income - $1.0 billion

•      Profitability - 40% of revenues

Proprietary Funds

•      Thirteen Funds

•      $250 million Assets Under Management

•      Profitability - 25% of revenues

SMHG’s Business Groups

2003 Contribution to Revenue

[CHART]

Earnings

Pretax Income

[CHART]

Three-year Trading Activity

Monthly Price & Volume

[CHART]

2004 Key Priorities

•      Leverage cross-platform marketing to accelerate internal growth

•      Control costs

•      Strategic acquisitions to expand product offerings

•      Maintain strong balance sheet

Investment Summary

•      Experienced & committed management

•      Debt-free balance sheet

•      Successful acquisition strategy

Management Biographies

•          George L. Ball is the Chairman of Sanders Morris Harris Group.  Mr. Ball as appointed to the board of directors at the time of the merger between Harris Webb & Garrison and Sanders Morris Mundy.  Prior to the merger, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc.  Since the merger, Mr. Ball has servedas Chairman of the Board and a director of Sanders Morris Harris and as a director of Pinnacle Management & Trust Co. and SMH Capital.

From September 1992 to January 1994, Mr. Ball was Senior Executive Vice President of Smith Barney Shearson Inc.  From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated.  In 1982, Mr. Ball was elected President and Chief Executive Officer of Prudential-Bache Securities, Inc. and in 1986 was elected Chairman of the Board, serving in those positions until his resignation in 1991.  He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991.  Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc.  Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association.

•          Don A. Sanders is Vice Chairman of the Board, a director and Chairman of the executive committee of Sanders Morris Harris.  He co-founded Sanders Morris Mundy, one of the predecessor firms of Sanders Morris Harris.

Mr. Sanders joined E.F. Hutton in 1959 as an Account Executive. As one of its leading brokers, he became an Executive Vice President and a member of the Board of Directors of E.F. Hutton.  In 1987, after 28 years with E.F. Hutton, he resigned to form Sanders Morris Mundy.   Mr. Sanders is a director of the Board of Trustees, Houston Police Officers Pension System, the Nolan Ryan Foundation, the Childress Foundation and the Greater Houston Convention and Visitors Bureau.  He is Chairman of Community Partners and a past member of the Board of Regents of the University of Houston System, as well as a former owner of the Houston Sports Association and the Houston Astros.  He received his Bachelor of Business Administration from Sam Houston State University and a Masters of Business Administration from the University of Texas.

•          Ben T. Morris is currently serving as CEO of Sanders Morris Harris Group. Mr. Morris was appointed to the board of directors in 2000.  He co-founded Sanders Morris Mundy Inc. in 1987 and served as its President and Chief Executive Officer and as a director at the time of its combination with Harris Webb & Garrison, Inc.  Since then, Mr. Morris has served as President, Chief Executive Officer and a director of Sanders Morris Harris and as a director of Pinnacle Management & Trust Co. and SMH Capital.

Mr. Morris is a director of Capital Title Group, Inc., Tyler Technologies, Inc. and American Equity Investment Life Holding Co.  Mr. Morris previously served as Chief Operating Officer of Tatham Corporation from 1980 to 1984.  Before then, he served in a number of executive positions with Mid American Oil and Gas, Inc. and predecessor companies from 1973 to 1980, and was its President from 1979 to 1980.  From 1967 to 1973, Mr. Morris was employed by what is now PricewaterhouseCoopers LLP, last serving as audit manager.  He is a director of Capital Title Group, Inc. a public title agency and escrow services company, and American Equity Investment Life Holding Company, a public life insurance company.  Mr. Morris is a certified public accountant.

•          Robert E. Garrison II is President and director of Sanders Morris Harris Group.

Mr. Garrison co-founded Harris Webb & Garrison, Inc. and previously served as its Executive Vice President and head of investment banking.  Until the formation of SMHG in 1999, Mr. Garrison also served as Chairman and Chief Executive Officer of Pinnacle Management & Trust Co., which he co-founded in 1994.

From 1990 to 1991, Mr. Garrison was President and Chief Executive Officer of Medical Center Bank & Trust Company, and from 1989 to 1990, he was President of Iroquois Brands.  Earlier in his career, from 1983 to 1989, he served as managing partner of Lovett Mitchell Webb & Garrison (a division of Kemper Securities) and from 1971 to 1982, as Director of Research for Underwood Neuhaus and Co.

Mr. Garrison serves as Chairman and director of Brava Therapeutics, Inc., a development-stage biopharmaceutical company that he co-founded in 1996.  He also serves as director of TeraForce Technology Corporation, Inc., First Capital Bankers Inc. and Somerset House Publishing and serves on the Board of Directors Finance Committee of Memorial Hermann Hospital Systems.

Mr. Garrison, a Chartered Financial Analyst, has more than 38 years experience in the securities industry.

•          Rick Berry is Chief Financial Officer of Sanders Morris Harris Group, a position he has held since June 2000.

From April 1998 to April 2000, Mr. Berry was Chief Financial Officer of Petrocon Engineering, Inc., a provider of engineering services principally to the international petroleum industry.  He was Executive Vice President, Chief Financial Officer and Treasurer of TEI, Inc. from December1991 to March 1998, and Secretary from January 1997 to March 1998.  From August 1989 until October 1996, Mr. Berry was Vice President and Chief Financial Officer of Tanknology Corporation International, which later became TEI, Inc.  From 1979 to 1989, he was associated with the distribution subsidiary of The Mischer Corporation, a Houston-based real estate construction and distribution company, as Chief Financial Officer.

A Certified Public Accountant, Mr. Berry was employed by Peat, Marwick, Mitchell & Co. after graduating from University of Texas with a BBA.